AMENDMENT NO.1 TO EMPLOYMENT AGREEMENT


         This Amendment No.1 to that certain Amended Employment Agreement (this "Amendment"), dated as of February 28, 2000, by and between Steven Madden, Ltd., a Delaware corporation (the "Company"), and Steven Madden (the "Executive").

                              W I T N E S S E T H :

         WHEREAS, the Company and the Executive are parties to that certain Amended Employment Agreement dated as of July 29, 1997, a copy of which is attached hereto as Exhibit A (the "Existing Agreement"); and

         WHEREAS, the Executive and the Company desire to amend the Existing Agreement to reflect the foregoing.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Effective as of the date hereof, the Existing Agreement is hereby amended as follows:

         A. Section 3(a) shall be deleted in its entirety and the following phrase shall be inserted:

                  The term of Executive's employment, unless sooner terminated as provided herein, shall be for a period of twelve (12) years commencing January 1, 1998 and ending on December 31, 2009 (the "Term").

         2. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         3. Except as otherwise specifically set forth herein, all of the terms and provisions of the Existing Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day first above written.

                                      STEVEN MADDEN, LTD.


                                      By: /s/ ARVIND DHARIA
                                         ---------------------------------------
                                         Name:  Arvind Dharia
                                         Title:    Chief Financial Officer


                                      /s/ STEVEN MADDEN
                                      ------------------------------------------
                                      Steven Madden